UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2017

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Approval of the Flex Ltd. 2017 Equity Incentive Plan

On August 15, 2017, Flex Ltd. (the “Company” or “Flex”) held its 2017 Annual General Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the adoption of the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan authorizes the Company to provide equity-based compensation to employees, non-employee directors and consultants of the Company (and employees, non-employee directors and consultants of the Company’s subsidiaries and certain of its affiliates), in the form of: (i) stock options, (ii) restricted share units, (iii) share appreciation rights, (iv) performance share awards and performance share units, and (v) other share-based awards that are not inconsistent with the terms of the 2017 Plan.

Twenty-two million shares of Flex’s ordinary shares are reserved for issuance under the 2017 Plan. In connection with the approval of the 2017 Plan by the Company’s shareholders, the 2017 Plan replaces the Company’s prior plan (the Flextronics International Ltd. 2010 Equity Incentive Plan) and no further grants under such plan will be made.  Unless terminated earlier, the 2017 Plan will continue until June 29, 2027, ten years after the date the 2017 Plan was adopted by the Company’s Board of Directors. A more detailed summary of the terms and conditions of the 2017 Plan and awards contemplated thereunder can be found in Proposal No. 6 of the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on July 5, 2017.

The foregoing description is subject to, and qualified in its entirety by, reference to the full text of the 2017 Plan, which is incorporated by reference hereto as Exhibit 10.01, and by the summary of the 2017 Plan included in the Company’s Definitive Proxy Statement, each of which is incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on August 15, 2017, there were 531,607,660 ordinary shares entitled to be voted and 468,541,079 were voted in person or by proxy at the Annual Meeting. At the Annual Meeting:

(1) The shareholders re-elected the two (2) nominees for director.

(2) The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2018 fiscal year and authorized the Company’s Board to fix its remuneration.

(3) The shareholders approved a general authorization for the Company to allot and issue ordinary shares.

(4) The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.

(5) The shareholders approved, on a non-binding advisory basis, “Every One Year” as their preferred frequency for holding future advisory votes on executive compensation.

(6) The shareholders approved the Flex Ltd. 2017 Equity Incentive Plan.

(7) The shareholders approved the renewal of the Company’s share repurchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual Meeting.

(8) The shareholders approved changes to the non-employee directors’ cash compensation.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Mr. Michael D. Capellas	425,982,383	8,245,571	81,585	34,231,540
Mr. Marc A. Onetto	433,269,300	916,829	123,410	34,231,540

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2018 fiscal year and to authorize the Board of Directors to fix its remuneration	464,524,791	3,914,956	101,332	—

				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of Directors to allot and issue ordinary shares	370,332,194	63,805,713	171,632	34,231,540

				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to the compensation of the Company’s named executive officers	409,278,661	24,649,162	381,716	34,231,540

		Every	Every
	Every One	Two	Three
	Year	Years	Years	Abstain
Non-binding, advisory resolution relating to the frequency of the non-binding advisory vote on the compensation of the Company’s named executive officers	429,976,406	130,380	3,868,829	333,924

Based on the results of the vote on the proposal regarding the non-binding, advisory resolution relating to the frequency of non-binding advisory votes on the compensation of the Company’s named executive officers, the Board of Directors has determined to hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholders’ votes on the compensation of the Company’s named executive officers.

				Broker
	For	Against	Abstain	Non-Votes
Resolution to approve the adoption of the Flex Ltd. 2017 Equity Incentive Plan	417,852,308	16,289,225	168,006	34,231,540

				Broker
	For	Against	Abstain	Non-Votes
Renewal of share purchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual General Meeting	420,094,970	12,656,667	1,557,902	34,231,540

				Broker
	For	Against	Abstain	Non-Votes
Resolution to approve changes to the non-employee directors’ cash compensation	432,009,723	2,005,880	293,936	34,231,540

Item 8.01    Other Events.

On August 18, 2017, the Company announced that it has received shareholder approval to purchase up to 20% of the Company’s outstanding ordinary shares. A copy of the press release is furnished with this report as Exhibit 99.1. This approval was received on August 15, 2017 at the Company’s Annual General Meeting.  As part of the Company’s share repurchase plan, its Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued ordinary shares in an aggregate amount not to exceed $500 million. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit

10.1	Flex Ltd. 2017 Equity Incentive Plan, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement dated July 5, 2017.
99.1	Press release, dated August 18, 2017, issued by Flex Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date:	August 18, 2017	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Flex Ltd. 2017 Equity Incentive Plan, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement dated July 5, 2017.
99.1	Press release, dated August 18, 2017, issued by Flex Ltd.